UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 4, 2006

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 4, 2006, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offering of $450,000,000 aggregate principal amount of Floating Rate Senior Notes due October 3, 2008 (the “Floating Rate Senior Notes”), pursuant to an Underwriting Agreement dated September 29, 2006 (the “Underwriting Agreement”) by and among Funding, the Corporation and J.P. Morgan Securities Inc., as representative for several underwriters. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1. The Floating Rate Senior Notes were issued on October 4, 2006 pursuant to a Registration Statement on Form S-3 (Nos. 333-126294 and 333-126294-01), initially filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2005, and declared effective on August 5, 2005 (the “Registration Statement”). Two free writing prospectuses relating to the Floating Rate Senior Notes were filed with the SEC on September 29, 2006 pursuant to Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”). A Preliminary Prospectus Supplement relating to the Floating Rate Senior Notes was filed with the SEC on September 29, 2006 pursuant to Rule 424(b)(4) under the Securities Act. A Prospectus Supplement dated September 29, 2005 relating to the Floating Rate Senior Notes (“Prospectus Supplement”) and supplementing the Prospectus dated August 5, 2005 (the “Prospectus”) was filed with the SEC on October 2, 2006 pursuant to Rule 424(b)(2) under the Securities Act. The form of the Floating Rate Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. The form of the related Guarantee for the Floating Rate Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.2.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Floating Rate Senior Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 29, 2006 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., J.P. Morgan Securities Inc., Banc of America Securities, LLC, and PNC Capital Markets, LLC

4.1	Form of Floating Rate Senior Notes

4.2	Form of Guarantee related to Floating Rate Senior Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.

(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: October 10, 2006	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated September 29, 2006 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., J.P. Morgan Securities Inc., Banc of America Securities, LLC, and PNC Capital Markets, LLC	Filed herewith.

4.1	Form of Floating Rate Senior Notes	Filed herewith.

4.2	Form of Guarantee related to Floating Rate Senior Notes	Filed herewith.